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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                          JUNE 30, 2000 (JUNE 15, 2000)



                           SYNAGRO TECHNOLOGIES, INC.
                          (Exact name of registrant as
                            specified in its charter)



DELAWARE                              0-21054                   76-0511324
(State or other               (Commission File Number)          (IRS Employer
 jurisdiction                                                   Identification
 of incorporation)                                              Number)




                             1800 BERING, SUITE 1000
                              HOUSTON, TEXAS 77057
              (Address of principal executive offices and zip code)


                                 (713) 369-1700
                         (Registrant's telephone number,
                              including area code)


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Acquisition of Epic

         On June 15, 2000, Synagro Technologies, Inc., a Delaware corporation ("Synagro"), acquired all the outstanding capital stock of Environmental Protection & Improvement Company, Inc., a New Jersey corporation ("EPIC"), pursuant to a Stock Purchase Agreement by and between Synagro and Compost America Holding Company, Inc., a New Jersey corporation ("Compost"), dated March 31, 2000 (the "Stock Purchase Agreement"). Pursuant to the Stock Purchase Agreement, Synagro paid to Compost an aggregate purchase price of $37,500,000 in cash. The purchase price is subject to a working capital adjustment based on the closing date balance sheet delivered ninety (90) days after the closing date. In addition, pursuant to the terms of the Earnout Agreement, dated June 15, 2000, by and between Synagro and Compost, Compost may be paid additional earnout consideration as part of the purchase price if certain financial thresholds provided therein are satisfied. The purchase price was determined based upon an evaluation of the business of EPIC and the results of negotiations between the parties. The acquisition will be recorded using the purchase method of accounting.

         Financing

         In order to fund the acquisition of EPIC and to pay the related transaction expenses, Synagro (i) sold 6,840 shares of Series E Convertible Preferred Stock, par value $.002 per share ("Series E Preferred Stock"), to GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR Fund"), for an aggregate purchase price of $6,840,000 pursuant to a Purchase Agreement between Synagro and the GTCR Fund dated as of January 27, 2000 ("Purchase Agreement"), (ii) borrowed $4,476,000 of subordinated indebtedness from GTCR Capital Partners, L.P., a Delaware limited partnership ("GTCR Partners"), pursuant to a Subordinated Loan Agreement between Synagro and GTCR Partners dated as of January 27, 2000 (the "Loan Agreement"), and (iii) borrowed funds under the Amended and Restated Senior Credit Agreement by and among Synagro, Bank of America, N.A. and certain other lenders dated as of January 27, 2000. In connection with the Loan Agreement and the Purchase Agreement, Synagro also issued (x) to GTCR Partners a warrant to purchase 609.3 shares of Series E Preferred Stock, (y) to GTCR Partners an additional warrant to purchase 114.5 shares of Series E Preferred Stock, and (z) to GTCR Fund an additional warrant to purchase 1,285.5 shares of Series E Preferred Stock (collectively, the "Warrants"). The Warrants were immediately exercised by GTCR Partners and GTCR Fund, respectively, at a price of $.01 per share.

         Description of Series E Preferred Stock

         The following is a summary of the preferences, powers and rights of the Series E Preferred Stock set forth in the Certificate of Designations, Preferences and Rights of the Series E Preferred Stock, which was filed with the Secretary of State of the State of Delaware on June 14, 2000 ("Series E Certificate of Designation"). The rights and preferences of the Series E Preferred Stock are substantially similar to the rights and preferences of the Series D Convertible Preferred Stock, par value $.002 per share, of Synagro, and unless otherwise indicated herein, Series D Preferred Stock and Series E Preferred Stock shall be referred to collectively as

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"Preferred Stock." The summary is qualified in its entirety by reference to the full text of the Series E Certificate of Designation, which is attached hereto as Exhibit 2.3.

         Number of Authorized Shares. The number of authorized shares of Series E Preferred Stock is 55,000.

         Priority. With respect to dividends and distributions upon liquidation, dissolution and winding-up of Synagro, the Preferred Stock is senior to the Common Stock or any other equity securities of Synagro.

         Liquidation. The liquidation value of each share of Preferred Stock is $1,000 per share ("Liquidation Value"). Upon any liquidation, dissolution or winding up of Synagro (whether voluntary or involuntary), each holder of Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any equity securities of Synagro other than Preferred Stock ("Junior Securities"), an amount in cash equal to the aggregate Liquidation Value of all shares held by such holder (plus all accrued and unpaid dividends thereon), and the holders of Preferred Stock shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of Synagro, Synagro's assets to be distributed among the holders of the Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets available to be distributed to Synagro's stockholders shall be distributed pro rata among such holders based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Preferred Stock held by each such holder.

         Dividends. Dividends on each share of the Preferred Stock shall accrue on a daily basis at the rate of 8% per annum on aggregate Liquidation Value of the shares, plus all accumulated and unpaid dividends thereon from and including the date of issuance of such share. Dividends shall continue to accrue until the first to occur of (a) the date on which the Liquidation Value of such share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of Synagro or the redemption of such share by Synagro, (b) the date on which such share is converted, or (c) the date on which such share is otherwise acquired by Synagro. Accrued and unpaid dividends shall accumulate on a quarterly basis. So long as any shares of Preferred Stock remain outstanding, without the prior written consent of the holders of a majority of the outstanding such shares, Synagro shall not directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities.

         Voting Rights. At any time that the holders of the Preferred Stock, together with any other series of convertible preferred stock that may be subsequently issued under the Purchase Agreement (collectively, "Convertible Preferred Stock") hold less than a majority of the outstanding Common Stock (assuming conversion of the Convertible Preferred Stock), or, if such holders own a majority of such shares, until the first meeting following the attainment of majority ownership (a "Majority Ownership Event"), such holders shall be entitled to vote separately as a single class to the exclusion of all other classes of Synagro's capital stock, with each share of Convertible Preferred Stock entitled to one vote, to elect a pro rata share of the Board based on such holders' ownership percentage of Common Stock (assuming conversion of the Convertible Preferred Stock, but excluding Common Stock actually held by such holders), to serve on the Board until their successors are duly elected by the holders of the Convertible Preferred Stock or they are removed from office (with or without cause) by the holders of the Convertible Preferred Stock. In determining such pro rata share, fractional numbers of directors

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less than 0.5 shall be rounded down and fractional numbers of directors in excess of 0.5 shall be rounded up to the next whole director; provided that if such holders have the right to elect in excess of two directors but less than five directors, fractional numbers of directors less than 0.64 shall be rounded down and fractional numbers of directors in excess of 0.64 shall be rounded up to the next whole director. Furthermore, until the occurrence of a Majority Ownership Event, the holders of the Convertible Preferred Stock shall be entitled to notice of all stockholders meetings in accordance with Synagro's bylaws, and except in the election of directors and as otherwise required by applicable law, the holders of the Convertible Preferred Stock shall be entitled to vote together with the holders of the Common Stock voting together as a single class on all matters (i) submitted to the stockholders for a vote and
(ii) to the extent and in the manner permitted by applicable law, pursuant to a written consent in lieu of a stockholders meeting, in each case with each share of Common Stock entitled to one vote per share and each share of Convertible Preferred Stock entitled to one vote for each share of Common Stock issuable upon conversion of the Convertible Preferred Stock as of the record date for such vote or, if no record date is specified, as of the date of such vote.

         Following the occurrence of a Majority Ownership Event, the holders of Convertible Preferred Stock shall be entitled to notice of all stockholders meetings in accordance with Synagro's bylaws, and except as otherwise required by applicable law, the holders of the Convertible Preferred Stock shall be entitled to vote together with the holders of the Common Stock voting together as a single class on all matters (including the election of directors) (i) submitted to the stockholders for a vote and (ii) to the extent and in the manner permitted by applicable law, pursuant to a written consent in lieu of a stockholders meeting, in each case with each share of Common Stock entitled to one vote per share and each share of Convertible Preferred Stock entitled to one vote for each share of Common Stock issuable upon conversion of the Convertible Preferred Stock as of the record date for such vote or, if no record date is specified, as of the date of such vote.

         Conversion. At any time and from time to time, any holder of Series E Preferred Stock may convert all or any portion of the Series E Preferred Stock (including any fraction of a share) held by such holder, and to the extent elected by such holder, any accrued and unpaid dividends thereon, into a number of shares of Common Stock computed by dividing (i) the sum of (a) the number of shares to be converted multiplied by the Liquidation Value and (b) the amount of such accrued and unpaid dividends by (ii) the Conversion Price (as defined below) then in effect. The initial conversion price shall be $2.50 per share; provided that in order to prevent dilution, the Conversion Price may be adjusted in accordance with the terms of the Series E Certificate of Designation for certain issuances of Common Stock, options, warrants, convertible securities or other equity securities at a price less than the current market price (but excluding the issuances of Preferred Stock or Warrants).

         In the event that there is a recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of Synagro's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock ("Organic Change"), then prior to the consummation of such transaction, Synagro must make appropriate provisions to insure that each of the holders of Series E Preferred Stock shall thereafter have the right to acquire and receive such shares of stock, securities or assets as such holder would have received in connection with such Organic Change

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if such holder had converted its Series E Preferred Stock immediately prior to such Organic Change. Synagro may not effect any such consolidation, merger or sale, unless prior to the consummation of the transaction, the successor entity resulting from consolidation or merger or the entity purchasing such assets assumes, in writing, the obligation to deliver to each such holder such shares of stock, securities or assets as such holder may be entitled to acquire.

         Redemption. Shares of Series E Preferred Stock are subject to mandatory redemption by Synagro on January 26, 2010, at a price per share equal to the Liquidation Value thereof (plus accrued and unpaid dividends). Further, upon the consent of the holders of a majority of the outstanding shares of Preferred Stock, Synagro may redeem all or any portion of the shares of Preferred Stock at any time prior to the mandatory redemption date at a price per share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends).

         If a Change in Ownership (as defined below) has occurred, Synagro has entered into a written agreement with respect to a Change in Ownership or Synagro obtains a written proposal for a Change in Ownership, Synagro must give prompt written notice of such Change in Ownership to each holder of Preferred Stock, and Synagro shall give each holder of Preferred Stock prompt written notice of any subsequent material change in the terms or timing of such transaction. The holder or holders of a majority of the Preferred Stock then outstanding may require Synagro to redeem all or any portion of the Preferred Stock owned by such holders at a price per share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends) by giving written notice to Synagro of such election prior to the later of (i) 10 days after receipt of written notice from Synagro and (ii) 10 days prior to the consummation of the Change in Ownership (the "Expiration Date"). Synagro shall give prompt written notice of any such election to all other holders of Preferred Stock within five days after the receipt thereof, and each such holder shall have until the later of the Expiration Date or five days after receipt of such second notice to request redemption hereunder (by giving written notice to Synagro) of all or any portion of the Preferred Stock owned by such holder. Upon receipt of such elections, Synagro shall be obligated to redeem the aggregate number of shares specified therein on the later of (y) the occurrence of the Change in Ownership or (z) five days after Synagro's receipt of such elections. If any proposed Change in Ownership does not occur, all requests for redemption in connection therewith shall be automatically rescinded and Synagro shall have no liability in connection therewith. The term "Change in Ownership" means any sale, transfer or issuance or series of sales, transfers and/or issuances of Common Stock by Synagro or any holders thereof which results in any person or group of persons (as the term "group" is used under the Securities Exchange Act of 1934), other than the holders of Common Stock and Preferred Stock as of January 27, 2000, owning more than 50% of the Common Stock outstanding at the time of such sale, transfer or issuance or series of sales, transfers and/or issuances.

         If Synagro enters into a written agreement providing for a Fundamental Change (as defined below), Synagro shall give written notice of such Fundamental Change describing in reasonable detail the material terms and date of consummation thereof to each holder of Preferred Stock, and Synagro shall give each holder of Preferred Stock prompt written notice of any material change in the terms or timing of such transaction. The holder or holders of a majority of the shares then outstanding may require Synagro to redeem all or any portion of the Preferred Stock owned by such holders at a price per share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon) by giving written notice to Synagro of such election prior to the later of (a) ten days prior to the consummation of the Fundamental

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Change or (b) ten days after receipt of notice from Synagro. Synagro shall give prompt written notice of such election to all other holders of Preferred Stock (but in any event within five days prior to the consummation of the Fundamental Change), and each such holder shall have until two days after the receipt of such notice to request redemption (by written notice given to Synagro) of all or any portion of the Preferred Stock owned by such holder. Upon receipt of such elections, Synagro shall be obligated to redeem the aggregate number of shares specified therein upon the consummation of such Fundamental Change. If any proposed Fundamental Change does not occur, all requests for redemption in connection therewith shall be automatically rescinded and the Corporation shall have no liability in connection therewith. The term "Fundamental Change" means
(a) any sale or transfer of more than 50% of the assets of Synagro and its subsidiaries on a consolidated basis in any transaction or series of transactions (other than sales in the ordinary course of business consistent with past practice) and (b) any merger or consolidation to which Synagro is a party, except for a merger in which Synagro is the surviving corporation, the terms of the Preferred Stock are not changed and the Preferred Stock is not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of Synagro's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Board immediately prior to the merger shall continue to own Synagro's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Board.

         Events of Noncompliance. The Series E Certificate of Designation defines an "Event of Noncompliance" as the following: (i) Synagro fails to make any required redemption payment with respect to the Preferred Stock, whether or not such payment is legally permissible or is prohibited by any agreement to which Synagro is subject; (ii) Synagro breaches or otherwise fails to perform or observe certain covenants or agreements set forth in the Series E Certificate of Designation or in the Purchase Agreement; (iii) any representation or warranty contained in the Purchase Agreement or required to be furnished to any holder of Preferred Stock pursuant to the Purchase Agreement, or any information contained in writing required to be furnished by Synagro or any subsidiary to any holder of Preferred Stock, is false or misleading; (iv) Synagro or any subsidiary makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due or is involved in certain bankruptcy or similar insolvency proceedings, as more thoroughly discussed in the Series E Certificate of Designation; (v) a judgment in excess of $1,000,000 is rendered against Synagro or any subsidiary and, within 60 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged;
(vi) there is an acceleration of the maturity of any debt for borrowed money of Synagro or any subsidiary (whether by having become due and payable by its terms or by having been declared due and payable prior to its stated maturity) or any payment default or defaults aggregating more than $2,000,000 under the terms applicable to any debt of Synagro or any subsidiary (subject to any applicable grace period), whether by acceleration or otherwise; or (vii) Synagro or any of its subsidiaries is enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business for more than 15 days.

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         If an Event of Noncompliance has occurred and is continuing and has not been cured within 45 days after Synagro has received written notice thereof from a majority of the holders of Preferred Stock, the dividend rate on the Preferred Stock shall increase immediately by an increment of two percentage points. Any such increase of the dividend rate shall terminate as of the close of business on the date on which no Event of Noncompliance exists.

         If an Event of Noncompliance (other than an Event of Noncompliance related to bankruptcy or insolvency of Synagro) has occurred and is continuing, and has not been cured within 45 days after Synagro has received written notice thereof from a majority of the holders of Preferred Stock, the holder or holders of a majority of the Preferred Stock then outstanding may demand (by written notice delivered to Synagro) immediate redemption of all or any portion of the Preferred Stock owned by such holder or holders at a price per share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends). Synagro shall give prompt written notice of such election to the other holders of Preferred Stock (but in any event within five days after receipt of the initial demand for redemption), and each such other holder may demand immediate redemption of all or any portion of such holder's Preferred Stock by giving written notice thereof to Synagro within seven days after receipt of Synagro's notice.

         If an Event of Noncompliance related to the bankruptcy or insolvency of Synagro has occurred, all of the shares of Preferred Stock then outstanding shall be subject to immediate redemption by Synagro (without any action on the part of the holders) at a price per share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends). Synagro shall immediately redeem all shares of Preferred Stock upon the occurrence of such Event of Noncompliance.

         If any Event of Noncompliance related to failure by Synagro to make a required redemption payment has occurred and is continuing, and has not been cured within 45 days after Synagro has received written notice thereof from a majority of the holders of Preferred Stock, the number of directors constituting the Board shall, at the request of a majority of the Preferred Stock then outstanding, be increased by one member, and the holders of Preferred Stock shall have the special right, voting together as a single class (with each share being entitled to one vote) and to the exclusion of all other classes of Synagro's stock, to elect an individual to fill such newly created directorship, to fill any vacancy of such directorship and to remove any individual elected to such directorship. The newly created directorship shall constitute a separate class of directors, and the director elected by the holders of the Preferred Stock shall be entitled to cast a number of votes on each matter considered by the Board (including for purposes of determining the existence of a quorum) equal to the sum of the number of votes entitled to be cast by all of the other directors plus one. Such special right shall continue until such time as there is no longer any Event of Noncompliance in existence, at which time such special right shall terminate.

         The foregoing discussion is only a summary and is qualified in its entirety by reference to the attached Agreements filed as exhibits hereto and incorporated herein by reference.

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired

                  As of the filing date of this Form 8-K, Synagro has found it impracticable to file the required financial statements of EPIC. Synagro intends to file the required financial statements at the earliest practicable date but in any event no later than 60 days after the date the initial report on Form 8-K was required to be filed.

         (b)      Pro Forma Financial Information

                  As of the filing date of this Form 8-K, Synagro has found it impracticable to file the required pro forma financial information for EPIC. Synagro intends to file the required pro forma financial information at the earliest practicable date but in any event no later than 60 days after the date the initial report on Form 8-K was required to be filed.

         (c)      Exhibits

                  2.1 Stock Purchase Agreement, dated March 31, 2000, by and between Synagro Technologies, Inc. and Compost America Holding Company, Inc.

                  2.2 Earnout Agreement, dated June 15, 2000, by and among Synagro Technologies, Inc. and Compost America Holding Company, Inc.

                  2.3 Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock of Synagro Technologies, Inc.

                  99.1 Press Release dated June 19, 2000, relating to the acquisition of Environmental Protection & Improvement Company, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SYNAGRO TECHNOLOGIES, INC.



Dated: June 30, 2000             By: /s/ MARK A. ROME
                                    -------------------------------------------
                                      Mark A. Rome, Executive Vice President


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                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER                         DESCRIPTION
       -------                        -----------
         2.1      Stock Purchase Agreement, dated March 31, 2000, by and between
                  Synagro Technologies, Inc. and Compost America Holding
                  Company, Inc.

         2.2      Earnout Agreement, dated June 15, 2000, by and among Synagro
                  Technologies, Inc. and Compost America Holding Company, Inc.

         2.3      Certificate of Designations, Preferences and Rights of Series
                  E Convertible Preferred Stock of Synagro Technologies, Inc.

         99.1 Press Release dated June 19, 2000, relating to the acquisition of Environmental Protection & Improvement Company, Inc.